UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Alliance Data Systems Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 8, 2010.

ALLIANCE DATA SYSTEMS

CORPORATION

ALLIANCE DATA SYSTEMS CORPORATION

ATTN: LEIGH ANN K. EPPERSON

17655 WATERVIEW PARKWAY

DALLAS, TEXAS 75252

M24491-P91288

Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 9, 2010
Date: June 8, 2010 Time: 10:00 a.m. CDT
Location: 4401 Regent Boulevard Irving, TX 75063

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—— Before You Vote ——

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE: 1. Combined Document How to View Online:
Have the information that is printed in the box marked by the arrow g	1234 5678 9012	(located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:         www.proxyvote.com

2) BY TELEPHONE:    1-800-579-1639

3) BY E-MAIL*:            sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow g	1234 5678 9012	(located on the
following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 21, 2010 to facilitate timely delivery.

—— How To Vote ——

Please Choose One of the Following Voting Methods

Vote In Person: Please refer to the meeting materials for any special requirements to attend the annual meeting and vote the shares in person. Please note that shares owned in the ADS Stock Fund of the Alliance Data Systems 401(k) and Retirement Savings Plan cannot be voted in person and explicit instruction must be provided to the trustee in order for the shares to be represented and voted at the annual meeting.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the
arrow g	1234 5678 9012	available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M24492- P91288

Voting Items
The Board of Directors recommends
that you vote FOR the following:

1.       Election of Directors

          Nominees

01      Lawrence M. Benveniste                 02      D. Keith Cobb                 03      Kenneth R. Jensen

The Board of Directors recommends you vote FOR the following proposal(s):

2.	Approval of 2010 Omnibus Incentive Plan.

3.	To ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of Alliance Data Systems Corporation for 2010.

NOTE: IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. MANAGEMENT PRESENTLY IS NOT AWARE OF ANY SUCH MATTERS TO BE PRESENTED FOR ACTION.

M24493-P91288

M24494-P91288